                                 EXHIBIT 10.9A

             AMENDMENTS TO BANK IV OKLAHOMA, N.A. CREDIT AGREEMENT


1.   FIRST AMENDMENT TO CREDIT AGREEMENT

2.   SECOND AMENDMENT TO CREDIT AGREEMENT

3.   THIRD AMENDMENT TO CREDIT AGREEMENT

4.   FOURTH AMENDMENT TO CREDIT AGREEMENT

5.   FIFTH AMENDMENT TO CREDIT AGREEMENT

6.   SIXTH AMENDMENT TO CREDIT AGREEMENT

                      FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement ("First Amendment") is amended and entered into as of this 23rd day of February, 1995, by and between BANK IV Oklahoma, N.A., Tulsa, Oklahoma ("Lender") and National Environmental Service Company ("Borrower").

                                    RECITALS

WHEREAS, on or about January 9, 1995, the Lender and Borrower entered into a credit agreement ("Agreement") involving a $1,200,000 revolving line of credit;

WHEREAS the Borrower has requested a new loan from the Lender for the purposes of financing real property located in San Antonio, Texas, and the Lender has agreed per the terms herein.

NOW, THEREFORE, in consideration of the above recitals and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lender and Borrower hereby agree as follows:

1. The opening subparagraph of the Agreement is amended to include the following:

     $160,000 term loan dated February 23, 1995, including any renewals or extensions thereof, in the form of Exhibit "A" attached hereto and made a part hereof ("Term Note").

2.   Paragraph I(F) of the Agreement is hereby amended to include the following:

     I(F) Proceeds from the Term Note are to be used by the Borrower to finance expenses involved in its real estate location in San Antonio, Texas.

3. Paragraph III (G) of the Agreement is hereby amended and restated as follows:

     III(G)  Permit the ratio of its total liabilities to net worth to exceed
     1.5 to 1.0.

4. Paragraph III(H) of the Agreement is hereby amended and restated as follows:

     III(H) Permit the net worth of the Borrower, as determined in accordance with GAAP, to be less than $1,500,000.

5.   Paragraph VII(A) is amended to include the following:

     VII(A) The obligations arising from the term note shall be secured by a perfected first deed of trust covering real property located at 4741 College Oak Drive, San Antonio, Bexar County, Texas, as more specifically defined in the attached deed of trust ("Deed of Trust") attached hereto as Exhibit "B" and made a part hereof.

6. All referenced in the Agreement to Related Documents shall be amended to include the Term Note and Deed of Trust, as defined herein.

Except as especially provided herein, all of the terms and conditions of the Agreement shall remain in full force and effect until all of the Borrower's obligation to the Lender have been fully discharged. This Agreement shall be binding on Borrower, Lender, and their respective successors, and assigns and shall inure to the benefit of the Borrower, Lender, and their respective successors and assigns.

Agreed to as of the date first written above.


                              NATIONAL ENVIRONMENTAL SERVICE COMPANY


                              By:
                                 --------------------------------------
                                 "Borrower"



                              BANK IV OKLAHOMA, N.A.


                              By:
                                 ---------------------------------------
                                 John D. Pixley, Senior Vice President
                                 "Lender"

                      SECOND AMENDMENT TO CREDIT AGREEMENT


This Second Amendment to Credit Agreement ("Second Amendment") is made and entered into as of this 29th day of December, 1995, by and between BANK IV Oklahoma, N.A., Tulsa, Oklahoma ("Lender") and National Environmental Service Company ("Borrower").

                                    RECITALS

WHEREAS, on or about January 9, 1995, the Lender and Borrower entered into a credit agreement ("Agreement") involving a $1,200,000 revolving line of credit;

WHEREAS, on or about February 23, 1995, the Lender and Borrower entered into a First Amendment to Credit Agreement ("First Amendment") involving a $160,000 Term Loan to finance expenses of its real estate in San Antonio, Texas;

WHEREAS, the Borrower has requested two new term loans totaling $650,000 for the purposes of financing equipment purchases and a specific account receivable, and the Lender has agreed per the terms herein.

NOW, THEREFORE, in consideration of the above recitals and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lender and Borrower hereby agree as follows:

1. The opening subparagraph of the Agreement is amended to include the following:

     $355,000 term loan dated December 29, 1995, including any renewals or extensions thereof, in the form of Exhibit "A" attached hereto and made a part hereof ("Equipment Term Note").

     $295,000 term loan dated December 29, 1995, including any renewals or extensions thereof, in the form of Exhibit "B" attached hereto and made a part hereof ("Invoice Term Note").

2.   Paragraph I(F) of the Agreement is hereby amended to include the following:

     I(F) Proceeds from the Equipment Term Note are to be used by the Borrower only to finance and/or purchase the assets listed in the attached Exhibit "C" attached hereto and made a part hereof.

          Proceeds from the Invoice Term Note are to be used by the Borrower to finance that certain account receivable existing between the Borrower and Southwest Convenient Stores, Inc. in the amount of $309,820 dated December 14, 1995.

3. All references in the Agreement to Related Documents shall be amended to include the Equipment Term Note and the Invoice Term Note as defined herein.

4. The Equipment Term Note shall be secured by a perfected first security interest in the equipment as more particularly described in the Security Agreement attached hereto and made a part hereof as Exhibit "D."

5. The Invoice Term Note shall be secured by a perfected first security interest in that certain invoice as more particularly described in that certain security agreement attached hereto as Exhibit "E" attached hereto and made a part hereof.

6. The equipment which is being pledged by the Borrower shall be warranted by the Borrower to be free and clear of all liens, and the Borrower shall warrant title and ownership of the equipment at all times.

Except as especially provided herein, all of the terms and conditions of the Agreement shall remain in full force and effect until all of the Borrower's obligation to the Lender have been fully discharged. This Agreement shall be binding on Borrower, Lender, and their respective successors, and assigns and shall inure to the benefit of the Borrower, Lender, and their respective successors and assigns.

Agreed to as of the date first written above.


                              NATIONAL ENVIRONMENTAL SERVICE COMPANY


                              By:______________________________________
                                 Larry G. Johnson
                                 Vice President, Secretary & Treasurer
                                 "Borrower"


                              BANK IV OKLAHOMA, N.A.


                              By:______________________________________
                                 John D. Pixley, Senior Vice President
                                 "Lender"

                      THIRD AMENDMENT TO CREDIT AGREEMENT


This Third Amendment to Credit Agreement ("Third Amendment") is made and entered into as of this 9th day of January, 1996, by and between BANK IV Oklahoma, N.A., Tulsa, Oklahoma ("Lender") and National Environmental Service Company ("Borrower").

                                    RECITALS

WHEREAS, on or about January 9, 1995, the Lender and Borrower entered into a credit agreement ("Agreement") involving a $1,200,000 revolving line of credit;

WHEREAS, on or about February 23, 1995, the Lender and Borrower entered into a First Amendment to Credit Agreement ("First Amendment") involving a $160,000 Term Loan to finance expenses of its real estate in San Antonio, Texas;

WHEREAS, on or about December 29, 1995, the Lender and Borrower entered into a Second Amendment to Credit Agreement ("Second Amendment") involving two term loans totaling $650,000 for the purpose of financing equipment and a specific account receivable;

WHEREAS, the Borrower has requested an extension of the maturity date of the revolving line of credit to April 9, 1996, and the Lender has agreed per the terms herein.

NOW, THEREFORE, in consideration of the above recitals and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lender and Borrower hereby agree as follows:

1. The opening subparagraph of the Agreement, referring only to the Revolving Note, is amended and restated as follows:

     $1,200,000.00 revolving line of credit dated January 9, 1996, including any renewals or extensions thereof, attached hereto in the form of Exhibit "A" and made a part hereof ("Revolving Note").

2. Paragraph VI. Termination, of the Agreement is amended and restated as follows:

     VI. Termination. This Agreement shall terminate, except as otherwise provided herein on April 9, 1996.

Except as especially provided herein, all the terms and conditions of the Agreement shall remain in full force and effect until all of the Borrower's obligation to the Lender have been fully discharged. This Agreement shall be binding on Borrower, Lender, and their respective successors, and assigns and shall inure to the benefit of the Borrower, Lender, and their respective successors and assigns.

Agreed to as of the date first written above.


                              NATIONAL ENVIRONMENTAL SERVICE COMPANY


                              By:______________________________________
                                 Larry G. Johnson
                                 Vice President, Secretary & Treasurer
                                 "Borrower"


                              BANK IV OKLAHOMA, N.A.


                              By:______________________________________
                                 John D. Pixley, Senior Vice President
                                 "Lender"

                      FOURTH AMENDMENT TO CREDIT AGREEMENT


This Fourth Amendment to Credit Agreement ("Fourth Amendment") is made and entered into as of this 26th day of February, 1996, by and between BANK IV Oklahoma, N.A., Tulsa, Oklahoma ("Lender") and NATIONAL ENVIRONMENTAL SERVICE COMPANY ("Borrower").

                                    RECITALS

WHEREAS, on or about January 9, 1995, the Lender and Borrower entered into a Credit Agreement ("Agreement") involving a $1,200,000 revolving line of credit;

WHEREAS, on or about February 23, 1995, the Lender and Borrower entered into a First Amendment to Credit Agreement ("First Amendment") involving a $160,000 Term Loan to finance expenses of its real estate in San Antonio, Texas;

WHEREAS, on or about December 29, 1995, the Lender and Borrower entered into a Second Amendment to Credit Agreement ("Second Amendment") involving two term loans totaling $650,000 for the purpose of financing equipment and a specific account receivable;

WHEREAS, on or about January 9, 1996, the Lender and Borrower entered into a Third Amendment to Credit Agreement ("Third Amendment") involving the extension of the maturity date of the revolving line of credit to April 9, 1996;

WHEREAS, the Borrower has requested an extension of the maturity date of the revolving line of credit to April 15, 1997, and the Lender has agreed per the terms herein.

NOW THEREFORE, in consideration of the above recitals and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lender and Borrower hereby agree as follows:

1. The opening subparagraph of the Agreement, referring only to the Revolving Note, is hereby amended and restated as follows:

     $1,750,000.00 revolving line of credit dated February 26, 1996, including any renewals or extensions thereof, attached hereto in the form of Exhibit "A" and made a part hereof ("Revolving Note"). This Revolving Note is a renewal and extension of the $1,200,000.00 line of credit dated
     January 9, 1996.

2. Paragraph III. G. of the Agreement is hereby amended and restated as follows:

     III. G. Permit the ratio of its total liabilities to net worth to exceed 1.25:1.0.

3. Paragraph III. H. of the Agreement is hereby amended and restated as follows:

     III. H. Permit the net worth of the Borrower, as determined in accordance with GAAP, to be less than $2,400,000.00.

4.   Paragraph VI of the Agreement is hereby amended and restated as follows:

     VI. TERMINATION. This Agreement shall terminate, except as otherwise provided herein, on April 15, 1997.

5. Paragraph VII. A. of the Agreement is hereby amended and restated as follows:

     VII. A. The obligations arising hereunder, including those from the Revolving Note, shall be secured by accounts, inventory ("Qualified Inventory" is defined in the attached Security Agreement), equipment and general intangibles more particularly described in the Security Agreement attached hereto as Exhibit "B" and made a part hereof ("Security Agreement").

          This Security agreement is executed in accordance with the increase in the Revolving Line of Credit to $1,750,000.00.

Except as otherwise provided herein, all of the terms and conditions of the Agreement shall remain in full force and effect until all of the Borrower's obligation to the Lender have been fully discharged. This Agreement shall be binding on Borrower, Lender, and their respective successors and assigns and shall inure to the benefit of the Borrower, Lender, and their respective successors and assigns.

Agreed to as of the date first written above.


                              NATIONAL ENVIRONMENTAL SERVICE COMPANY


                              By:______________________________________
                                 Eddy Patterson, President
                                 "Borrower"


                              BANK IV OKLAHOMA, N.A.


                              By:______________________________________
                                 John D. Pixley, Senior Vice President
                                 "Lender"

                      FIFTH AMENDMENT TO CREDIT AGREEMENT


This Fifth Amendment to Credit Agreement ("Fifth Amendment") is made and entered into as of this 18th day of March, 1996, by and between BANK IV Oklahoma, N.A., Tulsa, Oklahoma ("Lender") and NATIONAL ENVIRONMENTAL SERVICE COMPANY ("Borrower").

                                    RECITALS

WHEREAS, on or about January 9, 1995, the Lender and Borrower entered into a Credit Agreement ("Agreement") involving a $1,200,000 revolving line of credit;

WHEREAS, on or about February 23, 1995, the Lender and Borrower entered into a First Amendment to Credit Agreement ("First Amendment") involving a $160,000 Term Loan to finance expenses of its real estate in San Antonio, Texas;

WHEREAS, on or about December 29, 1995, the Lender and Borrower entered into a Second Amendment to Credit Agreement ("Second Amendment") involving two term loans totaling $650,000 for the purpose of financing equipment and a specific account receivable;

WHEREAS, on or about January 9, 1996, the Lender and Borrower entered into a Third Amendment to Credit Agreement ("Third Amendment") involving the extension of the maturity date of the revolving line of credit to April 9, 1996;

WHEREAS, on or about February 26, 1996, the Lender and Borrower entered into a Fourth Amendment to Credit Agreement ("Fourth Amendment") involving an increase and maturity extension of the Revolving Note;

WHEREAS, the Borrower has requested the Lender loan $150,000 under a revolving note and $117,000 under a term note, the purpose of which is to support the purchase of certain assets of Leigh Engineering, Inc. and the Lender has agreed to, per the terms and conditions hereof.

NOW THEREFORE, in consideration of the above recitals and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lender and Borrower hereby agree as follows:

1. The opening subparagraph of the Agreement is hereby amended to include the following:

     $150,000 revolving note dated March 18, 1996, including any renewals or extensions thereof, attached hereto in the form of Exhibit "A" and made a part hereof ("Leigh Revolving Note"). This Leigh Revolving Note shall mature, unless otherwise provided herein, on June 18, 1996.

     $117,000 term loan dated March 18, 1996, including any renewals or extensions thereof, attached hereto in the form of Exhibit "B" and made a part hereof ("Leigh Term Note"). This Leigh Term Note shall mature, unless otherwise provided herein, on March 18, 1998.

2. Paragraph VII. A. of the Agreement is hereby amended to include the following:

     VII. A. The obligations arising hereunder, including those from the Leigh Revolving Note and Leigh Term Note, shall be secured by a first perfected security interest in accounts, inventory ("Qualified Inventory" is defined in the attached Security Agreement), equipment and general intangibles of the Borrower more particularly described in the Security Agreement attached hereto as Exhibit "C" and made a part hereof ("Leigh Security Agreement").

3. All references in the Agreement to Related Document shall include the Leigh Revolving Note and Leigh Term Note.

4. The accounts, inventory and equipment which are being pledged by the Borrower shall be warranted by the Borrower to be free and clear of all liens, and the Borrower shall warrant title and ownership of the same at all times.

Except as otherwise provided herein, all of the terms and conditions of the Agreement shall remain in full force and effect until all of the Borrower's obligation to the Lender have been fully discharged. This Agreement shall be binding on Borrower, Lender and their respective successors and assigns and shall inure to the benefit of the Borrower, Lender and their respective successors and assigns.

Agreed to as of the date first written above.


                              NATIONAL ENVIRONMENTAL SERVICE COMPANY


                              By:______________________________________
                                 Larry Johnson
                                 "Borrower"


                              BANK IV OKLAHOMA, N.A.


                              By:______________________________________
                                 John D. Pixley, Senior Vice President
                                 "Lender"

                      SIXTH AMENDMENT TO CREDIT AGREEMENT


This Sixth Amendment to Credit Agreement ("Sixth Amendment") is made and entered into as of this 15th of September, 1996, by and between BOATMEN'S NATIONAL BANK OF OKLAHOMA successor by merger to BANK IV Oklahoma, N.A., Tulsa, Oklahoma ("Lender") and NATIONAL ENVIRONMENTAL SERVICE CO. ("Borrower").

                                    RECITALS

WHEREAS, on or about January 9, 1995, the Lender and Borrower entered into a Credit Agreement ("Agreement") involving a $1,200,000.00 revolving line of credit;

WHEREAS, on or about February 23, 1995, the Lender and Borrower entered into a First Amendment to Credit Agreement ("First Amendment") involving a $160,000.00 Term Loan to finance expenses of its real estate in San Antonio, Texas;

WHEREAS, on or about December 29, 1995, the Lender and Borrower entered into a Second Amendment to Credit Agreement ("Second Amendment") involving two term loans totaling $650,000.00 for the purpose of financing equipment and a specific account receivable;

WHEREAS, on or about January 9, 1996, the Lender and Borrower entered into a Third Amendment to Credit Agreement ("Third Amendment") involving the extension of the maturity date of the revolving line of credit to April 9, 1996;

WHEREAS, on or about February 26, 1996, the Lender and Borrower entered into a Fourth Amendment to Credit Agreement ("Fourth Amendment") involving an increase and maturity extension of the Revolving Note;

WHEREAS, on or about March 18, 1996, the Lender and Borrower entered into a Fifth Amendment to Credit Agreement ("Fifth Amendment") involving one revolving loan in the amount of $150,000.00 and one term note in the amount of $117,000.00 for the purpose to support the purchase of certain assets of Leigh Engineering, Inc.;

WHEREAS, the Borrower has requested the Lender to increase the revolving line of credit, and the Lender has agreed to, per the terms and conditions hereof.

NOW THEREFORE, in consideration of the above recitals and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lender and Borrower hereby agree as follows:

1. The opening subparagraph of the Agreement, referring only to the Revolving Note, is hereby amended and restated as follows:

     $2,100,000.00 revolving line of credit dated September 15, 1996, including any renewals or extensions thereof, in the form of Exhibit "A" attached hereto and made a part hereof ("Revolving Note"). This Revolving Note is a renewal and increase of the $1,750,000.00 line of credit dated February 26, 1996.

2. Paragraphs II. B. (1) & (2) of this Agreement are hereby deleted in their entirety and replaced with the following:

     (1) Annual audited financial statements of Borrower in a form acceptable to the Lender within 120 days of fiscal year-end beginning with December 31, 1996 statement.

     (2) Borrower will provide the Lender with Form 10-Q SB beginning with the September 30, 1996 form and quarterly thereafter. In addition, the Borrower will provide the Lender with Form 10-K SB beginning with the December 31, 1996 form and annually thereafter.

3. Paragraph III. G. of the Agreement is hereby amended and restated as follows:

     III. G.   Permit the ratio of its total liabilities to net worth to exceed
     2.50:1.

4. Paragraph III. H. of the Agreement is hereby amended and restated as follows:

     III. H. Permit the net worth of the Borrower, as determined in accordance with GAAP, to be less than $2,000,000.00 at September 30, 1996, then to be less than $2,400,000.00 at December 30, 1996.

Except as otherwise provided herein, all of the terms and conditions of the Agreement shall remain in full force and effect until all of the Borrower's obligations to the Lender have been fully discharged. This Agreement shall be binding on Borrower, Lender, and their respective successors and assigns and shall inure to the benefit of the Borrower, Lender, and their respective successors and assigns.

Agreed to as of the date first written above.


NATIONAL ENVIRONMENTAL SERVICE CO.       BOATMEN'S NATIONAL BANK OF OKLAHOMA



By:_______________________________       By:_________________________________